UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2019

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

On April 10, 2019, Inpixon released frequently asked questions regarding its proposed acquisition of Locality Systems Inc. (“Locality Systems”), which it made available on its website (the “FAQs”). A copy of the FAQs is attached hereto as Exhibit 99.1.

By filing this Current Report on Form 8-K and furnishing the information contained herein, Inpixon makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless Inpixon specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Inpixon has not entered into a definitive agreement for the proposed transaction. Accordingly, there can be no assurance that the transaction will occur. The proposed transaction is subject to the satisfaction of due diligence, negotiating the terms of, and executing, a definitive agreement relating to the proposed transaction and obtaining and satisfying all other necessary closing conditions. Furthermore, the terms of the transaction are still subject to discussion and may be changed as a result of any material positive or adverse change to the business of either party. Accordingly, there can be no assurance that a transaction will be entered into or that the proposed transaction will be consummated on the terms described in the FAQs or at all.

Cautionary Note Regarding Forward-Looking Statements

The information contained in the FAQs attached as an exhibit to this Current Report on Form 8-K contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the proposed acquisition of Locality Systems. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While Inpixon believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. Inpixon’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to Inpixon’s filings with the U.S. Securities Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Inpixon assumes no obligation to update any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Frequently Asked Questions Regarding Inpixon’s Proposed Acquisition of Locality Systems Inc.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Frequently Asked Questions Regarding Inpixon’s Proposed Acquisition of Locality Systems Inc. (1)

(1)	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: April 11, 2019	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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